                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934



Filed by the Registrant     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            TEAM AMERICA CORPORATION
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)       Title of each class of securities to which transaction applies:                                 .
                                                                                 ---------------------------------

         2)       Aggregate number of securities to which transaction applies:                                    .
                                                                              ------------------------------------

         3)       Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it
                  was determined):                                                                                .
                                  --------------------------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:                                                .
                                                                  ------------------------------------------------

         5)       Total fee paid:                                                                                 .
                                 ---------------------------------------------------------------------------------

[ ]      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:                                                                         .
                                          ------------------------------------------------------------------------
         2)       Form Schedule or Registration Statement No.:                                                    .
                                                               ---------------------------------------------------
         3)       Filing Party:                                                                                   .
                                ----------------------------------------------------------------------------------
         4)       Date Filed:                                                                                     .
                              ------------------------------------------------------------------------------------

                            TEAM AMERICA CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 11, 1997

         Notice is hereby given that the Annual Meeting of Shareholders of TEAM America Corporation will be held at The Westin Hotel Columbus, located at 310 South High Street, Columbus, Ohio, on Wednesday, June 11, 1997, at 10:00 a.m. (local time), for the following purposes:

         1. to elect three Directors, each to serve until the 1999 Annual Meeting and until their successors are duly elected and qualified; and

         2. to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         Only shareholders of record at the close of business on May 9, 1997 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

         By Order of the Board of Directors.


                                            RICHARD C. SCHILG
                                            Chairman of the Board
                                            of Directors, President and
                                            Chief Executive Officer


May 12, 1997

         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                            TEAM AMERICA CORPORATION
                            110 E. Wilson Bridge Road
                              Columbus, Ohio 43085
                                 (614) 848-3995

                                 PROXY STATEMENT


                               GENERAL INFORMATION

         TEAM AMERICA CORPORATION (the "Corporation") is furnishing this Proxy Statement to its shareholders in connection with the solicitation of proxies for use in voting at the annual meeting of shareholders to be held on Wednesday, June 11, 1997 (the "Annual Meeting"). The enclosed proxy is solicited by the Board of Directors of the Corporation. This Proxy Statement, together with the Corporation's Annual Report to Shareholders for the fiscal year ended December 31, 1996 ("fiscal 1996"), is being mailed on or about May 12, 1997.

         The close of business on May 9, 1997 has been fixed as the date of record for those shareholders entitled to vote at the Annual Meeting. The stock transfer books of the Corporation will not be closed. As of May 9, 1997, the Corporation had outstanding and entitled to vote 3,375,703 common shares, without par value ("Common Shares"), each of which is entitled to one vote. The Corporation has no other class of capital stock outstanding.

         The presence of holders of a majority of the outstanding Common Shares in person or by proxy is necessary to constitute a quorum of shareholders for all matters to be considered at the Annual Meeting.

         Votes, whether in person or by proxy, will be counted and tabulated by inspectors of election appointed by the Board of Directors of the Corporation. With respect to all matters to be considered, abstentions and broker non-votes will not be counted as votes either "for" or "against" any matters coming before the Annual Meeting. Under Ohio law, the nominees for election as Directors at the Annual Meeting receiving the greatest number of votes shall be elected.

         Any shareholder giving the enclosed proxy has the power to revoke it at any time before it is voted if notice of revocation is given to the Secretary of the Corporation in writing or at the Annual Meeting. The shares represented by the enclosed proxy will be voted as specified by the shareholders. If no choice is specified, the proxy will be voted for the election as Directors of the nominees named herein.

         The cost of soliciting proxies and preparing the proxy materials will be borne by the Corporation. In addition, the Corporation will request securities brokers, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of Common Shares held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. Proxies may be solicited personally or by telephone or telegram by Directors, officers and employees of the Corporation without additional compensation to them. The Corporation may engage an outside firm to distribute proxy solicitation materials to brokers, banks and other nominees.

                      NOMINATION AND ELECTION OF DIRECTORS

         The number of Directors has been fixed by the Board of Directors of the Corporation at six. The Board of Directors currently is divided into two classes of three members each. The members of the two classes are elected to serve for staggered terms of two years.

         At the Annual Meeting, three Directors will be elected, each to hold office for a term of two years and until his successor is elected and qualified. Paul M. Cash, William W. Johnston and M. R. Swartz are nominees (collectively, the "Nominees") for election as Directors at the Annual Meeting, each to hold office for a term of two years until the annual meeting of shareholders to be held in 1999. The terms of Richard C. Schilg, Kevin T. Costello and Charles F. Dugan II (collectively, the "Continuing Directors") expire in 1998.

         All the Nominees have indicated a willingness to stand for election and to serve if elected. It is intended that the shares represented by the enclosed proxy will be voted for the election of the Nominees. Although it is anticipated that each Nominee will be available to serve as a Director, should any Nominee be unavailable to serve, the proxies will be voted by the proxy holders in their discretion for another person designated by the Board of Directors.

         Listed below are the names of each Nominee and Continuing Director, their ages, the year in which each first became a Director, their principal occupations during the past five years and other directorships, if any, held by them in companies with a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to its periodic reporting requirements. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such persons' holdings of equity securities of the Corporation.



                                         DIRECTOR
          NAME                 AGE         SINCE        PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
          ----                 ---         -----        --------------------------------------------

Richard C. Schilg              39            1986       Chairman of the Board of Directors, President and Chief
                                                        Executive Officer of the Corporation since its founding in
                                                        1986.

Kevin T. Costello              47            1992       Senior Vice President of Operations and Chief Operating
                                                        Officer of the Corporation since 1993; Vice President of Sales and Marketing of the Corporation from 1991 to 1993.

Charles F. Dugan II            57            1994       Assistant Secretary of the Corporation since 1992; Outside counsel to the Corporation since 1987; Partner in the law firm of Vorys, Sater, Seymour and Pease from 1970 to 1990.

Paul M. Cash                   50            1990       Human resource consultant to the Corporation since 1989.

William W. Johnston            50            1990       Secretary of the Corporation since 1990; outside general
                                                        counsel to the Corporation since 1989.

M. R. Swartz                   57            1991       Owner, operator of the Dairy Depot restaurant located in
                                                        Delaware, Ohio.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         A total of 4 meetings of the Directors of the Corporation were held during fiscal 1996. Each of the Directors attended at least 75% of the total number of meetings of the Directors.

         The Corporation has an Audit Committee and a Compensation Committee. Both such committees were formed by the Board of Directors at its first meeting following the completion of the Corporation's initial public offering in December 1996.

         Audit Committee. The Audit Committee, which consists of Messrs. Schilg, Cash and Swartz, is charged with the responsibility of reviewing such financial information (both external and internal) about the Corporation and its subsidiaries, so as to assure (i) that the overall audit coverage of the Corporation and its subsidiaries is satisfactory and appropriate to protect the shareholders from undue risks and (ii) that an adequate system of internal financial control has been implemented throughout the Corporation and is being effectively followed. The Audit Committee did not meet in fiscal 1996.

         Compensation Committee. The Compensation Committee, which consists of Messrs. Cash, Dugan and Johnston, considers and formulates recommendations to the Board with respect to all aspects of compensation to be paid to the executive officers of the Corporation subject to the provisions of the applicable employment agreements, undertakes such evaluations and makes such reports as are required by then applicable rules of the Securities and Exchange Commission and performs and exercises such other duties and powers as shall from time to time be designated by action of the Board of Directors. The Compensation Committee did not meet during fiscal 1996. See "Report of Compensation Committee."


                            COMPENSATION OF DIRECTORS

          In connection with the initial public offering of the Corporation's Common Shares in December 1996, the Corporation granted to each non-employee Director an option to purchase 5,000 Common Shares at $12.00 per share, subject to vesting on December 9, 1997. These options will expire on December 9, 2006 and are subject to the terms and conditions of the Corporation's 1996 Incentive Stock Plan. In addition, non-employee Directors receive $500 for each Board of Directors meeting attended, plus out-of-pocket expenses incurred in connection with attending meetings. Directors who are employees do not receive any separate compensation for their services as Directors.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of Common Shares as of May 9, 1997, by each person known by the Corporation to own beneficially more than five percent of the Corporation's outstanding Common Shares, by each Nominee and Continuing Director, by each executive officer named in the Summary Compensation table contained in "Executive Compensation", and by all Directors and executive officers as a group. As of May 9, 1997, there were 3,375,703 Common Shares issued and outstanding and no Common Shares subject to options exercisable within 60 days thereafter. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by him or her.

                                                                          PERCENT OF
                                                                            SHARES
NAME AND ADDRESS OF                           SHARES BENEFICIALLY        BENEFICIALLY
  BENEFICIAL OWNER                           OWNED AT MAY 9, 1997            OWNED
--------------------                         --------------------           ------

Richard C. Schilg                                  1,181,464(1)              35.0%
110 East Wilson Bridge Road
Worthington, Ohio 43085

Judith Schilg                                        223,443(2)               6.6%
110 East Wilson Bridge Road
Worthington, Ohio 43085

Kevin T. Costello                                    423,200(3)              12.5%
110 East Wilson Bridge Road
Worthington, Ohio 43085

Anne M. Costello                                     373,200(4)              11.1%
110 East Wilson Bridge Road
Worthington, Ohio 43085

Michael R. Goodrich                                    2,500                   *

Charles F. Dugan II                                   32,200                   *

Paul M. Cash                                           9,936                   *

M. R. Swartz                                          11,960                   *

All Directors and Executive
Officers as a group (7 Persons)                    1,661,260                 49.2%


-----------------------------
*  Represents less than 1%.

(1) Includes 958,021 shares owned of record by Mr. Schilg over which he has sole voting and investment power and 223,443 shares owned of record by Mr. Schilg and his wife, Judith Schilg, as joint tenants, of which Mr. Schilg shares with his wife voting and investment power.

(2) Includes 223,443 shares owned of record by Mrs. Schilg and her husband, Richard C. Schilg, as joint tenants, of which Mrs. Schilg shares with her husband voting and investment power. Mrs. Schilg disclaims beneficial ownership of the 958,021 shares owned of record by her husband.

(3) Includes 50,000 shares owned of record by Mr. Costello of which he has the sole voting and investment power and 373,200 shares owned of record by Mr. Costello and his wife, Anne M. Costello, as joint tenants, of which Mr. Costello shares with his wife voting and investment power.

(4) Includes 373,200 shares owned of record by Mrs. Costello and her husband, Kevin T. Costello, as joint tenants, of which Mrs. Costello shares with her husband voting and investment power. Mrs. Costello disclaims beneficial ownership of the 50,00 shares owned of record by her husband.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Corporation's Directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 and 5), of Common Shares of the Corporation with the Securities and Exchange Commission. Executive officers, Directors and greater than ten-percent shareholders are required to furnish the Corporation with copies of all such forms they file.

         To the Corporation's knowledge, based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons that no additional forms were required, all filing requirements applicable to its executive officers, Directors and greater than ten-percent shareholders were complied with in fiscal 1996.

                               EXECUTIVE OFFICERS

         The following table and biographies set forth information concerning the executive officers of the Corporation, who are elected by the Board of
Directors:


         NAME                AGE                      POSITION
         ----                ---                      --------

Richard C. Schilg             39         Chairman of the Board of Directors, President and Chief
                                         Executive Officer

Kevin T. Costello             47         Senior Vice President, Chief Operating Officer and
                                         Director

Michael R. Goodrich           44         Vice President of Finance, Treasurer and Chief Financial
                                         Officer

William W. Johnston           50         Secretary and Director

Charles F. Dugan II           57         Assistant Secretary and Director

----------------

         Richard C. Schilg has served as Chairman of the Board of Directors, President and Chief Executive officer of the Corporation since founding the Corporation in 1986. From 1982 to 1986, Mr. Schilg served as a Career Agent, Sales Manager and Director of Development of Mutual Security Life Insurance Company located in Ft. Wayne, Indiana. Mr. Schilg served as President of the Ohio Association of Professional Employer Organizations, a state chapter of the National Association of Professional Organizations, from March 1995 to September 1996. Mr. Schilg is a Certified Professional Employer Specialist.

         Kevin T. Costello has been a Director of the Corporation since 1992 and has served as Senior Vice President of Operations and Chief Operating Officer of the Corporation since 1993. From 1991 to 1993, Mr. Costello served as Vice President of Sales and Marketing of the Corporation.

         Michael R. Goodrich was appointed Vice President of Finance, Treasurer and Chief Financial Officer of the Corporation on March 31, 1997. Mr. Goodrich was Chief Financial Officer and Secretary of Barefoot Inc. located in Worthington, Ohio from 1991 to March 31, 1997 and was Vice President Finance of Barefoot Grass Lawn Service, Inc. from 1986 to March 31, 1997. From 1974 to 1986, Mr. Goodrich was a Certified Public Accountant in the Columbus, Ohio office of Arthur Andersen & Co.

         William W. Johnston has been a Director of the Corporation since 1990 and has served as Secretary of the Corporation since 1990 and as general counsel to the Corporation since 1989. From 1982 to 1990, Mr. Johnston was a partner in the law firm of Crabbe, Brown, Jones, Potts and Schmidt located in Columbus, Ohio. Mr. Johnston currently practices law in his own firm located in Worthington, Ohio. From 1976 to 1982, Mr. Johnston was the Chairman of the Ohio Industrial Commission.

         Charles F. Dugan II has been a Director of the Corporation since 1994 and has served as Assistant Secretary of the Corporation since 1992. Mr. Dugan has served as counsel to the Corporation since 1987. From 1970 to 1990, Mr. Dugan was a partner in the law firm of Vorys, Sater, Seymour and Pease located in Columbus Ohio. Mr. Dugan currently practices law in his own firm located in Columbus, Ohio.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information concerning the annual and long-term compensation of the chief executive officer of the Corporation and the one other executive officer (together, the "Named Executives"), whose total salary and bonus for the last completed fiscal year exceeded $100,000.


                           SUMMARY COMPENSATION TABLE

                                                                                                            LONG TERM
                                                               ANNUAL COMPENSATION(1)                      COMPENSATION
                                                                                                           -------------
                                                                                                          STOCK OPTIONS
NAME AND PRINCIPAL POSITION            YEAR           SALARY             BONUS          OTHER(4)            # GRANTED
---------------------------            ----           ------             -----          --------            ---------

Richard C. Schilg, Chairman            1996           $241,561(2)      $206,637(3)      $4,553                 50,000
of the Board, President and            1995           $180,010(2)      $158,790         $4,529                    -0-
Chief Executive Officer


Kevin T. Costello, Senior              1996           $232,210(2)      $138,930(3)      $4,558                 50,000
Vice President and Chief               1995           $178,316(2)       $98,285         $4,529                    -0-
Operating Officer


------------------
(1) Under rules promulgated by the Commission, since the Corporation was not a reporting company during the three immediately preceding fiscal years, only the information with respect to the two most recently completed fiscal years is noted in the Summary Compensation Table.
(2) Includes commissions in the amounts of $100,061 and $144,480 in 1996 and $51,010 and $97,716 in 1995 paid to Mr. Schilg and Mr. Costello, respectively.
(3) Includes payments of $70,000 and $63,000 in February 1997 to Messrs. Schilg and Costello respectively, based in part on the financial performance of the Company in 1996. In accordance with generally accepted accounting principles, these amounts were required to be recognized as expense in fiscal 1996. See "Report of Compensation Committee" for a further discussion of executive bonuses. Also included are payments of $136,637 and $75,930 in June 1996 of discretionary bonuses to Messrs. Schilg and Costello, respectively. These discretionary bonuses were not related to specific performance criteria for the Company in 1995 and accordingly were not required to be expensed until paid in 1996.
(4) Represents health care insurance premiums paid by the Corporation for the benefit of the indicated Named Executive Officer.


STOCK OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information concerning options granted during fiscal 1996 to the Named Executives.


                                                                      INDIVIDUAL GRANTS
                        -------------------------------------------------------------------------------------------------------
                                             PERCENTAGE
                                              OF TOTAL
                                               OPTIONS
                                             GRANTED TO                                              POTENTIAL REALIZABLE VALUE
                            NUMBER OF         EMPLOYEES         EXERCISE                               AT ASSUMED ANNUAL RATES
                             OPTIONS          IN FISCAL         PRICE PER        EXPIRATION          OF STOCK PRICE APPRECIATION
       NAME                  GRANTED            1996              SHARE             DATE                   FOR OPTION TERM
--------------------         --------          ------            -------           ------                 ----------------
                                                                                                        5%                 10%
                                                                                                       ----               ----

Richard C. Schilg             50,000            26.9%            $12.00           12/09/06            $377,500          $956,000
Kevin T. Costello             50,000            26.9%            $12.00           12/09/06            $377,500          $956,000



         In fiscal 1996, the Corporation granted options to purchase a total of 186,000 Common Shares, subject to the terms and conditions of the Corporation's 1996 Incentive Stock Plan. All such options were granted in connection with the initial public offering of the Corporation's Common Shares in December 1996. Such options consisted of (i) options to purchase 50,000 Common Shares granted to each of Messrs. Schilg and Costello (see "Executive Compensation -- Stock Option Grants in Last Fiscal Year"), (ii) options to purchase an aggregate of 66,000 Common Shares granted to a total of twelve other key employees, and (iii) options to purchase an aggregate of 20,000 Common Shares granted to the Directors (see "Compensation of Directors"). All such options expire on December 9, 2006 and have an exercise price of $12.00 per share. The options granted to Messrs. Schilg and Costello and key employees are subject to vesting 20% per year over five years and the options granted to the Directors will vest on December 9, 1997.

STOCK OPTION EXERCISES AND HOLDINGS

         The following table sets forth certain information concerning the value of unexercised stock options held as of December 31, 1996 by the Named Executives. No options were exercised by such executive officers during fiscal 1996.


                                                                                              VALUE OF UNEXERCISED

                                                       UNEXERCISED                            IN-THE-MONEY OPTIONS
NAME AND PRINCIPAL POSITION                    OPTIONS AT FISCAL YEAR END                      AT FISCAL YEAR END
---------------------------                    --------------------------                      ------------------
                                            EXERCISABLE          UNEXERCISABLE          EXERCISABLE         UNEXERCISABLE
                                            -----------          -------------          -----------         -------------
Richard C. Schilg,
  President and Chief                            0                  50,000                  NA                    NA
  Executive Officer


Kevin T. Costello,
  Vice President and                             0                  50,000                  NA                    NA
  Chief Operating Officer



EMPLOYMENT AGREEMENTS

         Richard C. Schilg. Mr. Schilg has executed an employment agreement with the Corporation pursuant to which he has agreed to serve as Chairman of the Board, President and Chief Executive Officer of the Corporation for a period of three years and, unless terminated in accordance with the provisions therein, on the first day of each month that the agreement is in effect, the remaining term thereof will be automatically extended for one additional month. Under the terms of the agreement, Mr. Schilg receives an annual base salary of $195,000, plus incentive compensation in an amount determined by the Corporation's Compensation Committee based upon various factors including the Corporation's results of operations and financial condition and Mr. Schilg's performance during the relevant period. In addition to such base salary and incentive compensation, Mr. Schilg may receive commissions on sales to clients for which he is responsible pursuant to terms and conditions determined by the Corporation's Compensation Committee. In the event Mr. Schilg's employment is terminated for cause, the Corporation will pay Mr. Schilg the compensation and benefits due under his employment agreement through the date of such termination. Mr. Schilg's employment agreement contains certain non-competition and non-solicitation provisions which prohibit him from competing with the Corporation during his employment by the Corporation and for a period of one year after termination of his employment.

         The Corporation has agreed to maintain one or more life insurance policies on the life of Mr. Schilg in an aggregate amount sufficient to pay Mr. Schilg's widow at least $48,000 per year for 15 years in the event that he dies prior to his retirement. No such benefit will be paid in the event that Mr. Schilg dies after his retirement. In addition, upon Mr. Schilg's retirement on or after his sixty-fifth birthday, the Corporation will pay him an amount calculated to be equal to the maximum loan available from such insurance policy which will not cause the insurance policy to lapse prior to his life expectancy. Thereafter, such amount shall be recalculated on an annual basis and the Corporation will pay Mr. Schilg any increase in such amount.

         Pursuant to Mr. Schilg's employment agreement, on December 9, 1996, the Corporation granted to Mr. Schilg the right to purchase 50,000 Common Shares at an exercise price equal to the initial offering price of the Corporation's Common Shares of $12.00 per share, subject to vesting 20% per year over five years. These options will expire on December 9, 2006 and are subject to the terms and conditions of the Corporation's 1996 Incentive Stock Plan. See "Executive Compensation--Stock Option Grants in Last Fiscal Year."

         Kevin T. Costello. Mr. Costello has executed an employment agreement with the Corporation pursuant to which he has agree to serve as Senior Vice President of Operations and Chief Operating Officer of the Corporation for a period of three years and, unless terminated in accordance with the provisions therein, on the first day of each month that the agreement is in effect, the remaining term thereof will be automatically extended for one additional month. Under the terms of the agreement, Mr. Costello receives an annual base salary of $175,000, plus incentive compensation in an amount determined by the Corporation's Compensation Committee based upon various factors including the Corporation's results of operations and financial condition and Mr. Costello's performance during the relevant period . In addition to such base salary and incentive compensation, Mr. Costello may receive commissions on sales to clients for which he is responsible pursuant to terms and conditions determined by the Corporation's Compensation Committee. In the event Mr. Costello's employment is terminated for cause, the Corporation will pay Mr. Costello the compensation and benefits due under his employment agreement through the date of such termination. Mr. Costello's employment agreement contains certain noncompetition and non-solicitation provisions which prohibit him from competing with the Corporation during his employment by the Corporation and for a period of one year after termination of his employment.

         The Corporation has agreed to maintain one or more life insurance policies on the life of Mr. Costello in an aggregate amount sufficient to pay Mr. Costello's widow at least $24,000 per year for 15 years in the event that he dies prior to his retirement. No such benefit will be paid in the event that Mr. Costello dies after his retirement. In addition, upon Mr. Costello's retirement on or after his sixty-fifth birthday, the Corporation will pay him an amount calculated to be equal to the maximum loan available from such insurance policy which will not cause the insurance policy to lapse prior to his life expectancy. Thereafter, such amount shall be recalculated on an annual basis and the Company will pay Mr. Costello any increase in such amount.

         Pursuant to Mr. Costello's employment agreement, on December 9, 1996, the Company granted to Mr. Costello the right to purchase 50,000 Common Shares at an exercise price equal to the initial offering price of the Corporation's Common Shares of $12.00 per share, subject to vesting 20% per year over five years. These options will expire on December 9, 2006 and are subject to the terms and conditions of the Corporation's 1996 Incentive Stock Plan. See "Executive Compensation--Stock Option Grants in Last Fiscal Year."


                        REPORT OF COMPENSATION COMMITTEE

FORMATION OF COMPENSATION COMMITTEE

         The Compensation Committee was formed by the Board of Directors at its first organizational meeting following the completion of the Corporation's initial public offering in December 1996. At the Compensation Committee's first meeting in February 1997, the Compensation Committee determined to pay bonuses of $70,000 and $63,000 to Messrs. Schilg and Costello, respectively, in view of the profitable results of the operations of the Corporation during fiscal 1996. The Compensation Committee did not make any determinations regarding the base salaries of Mr. Schilg or Mr. Costello for fiscal 1996 because those determinations had already been made and put into effect by the Board of Directors prior to the formation of the Compensation Committee.

COMPENSATION POLICIES

         The Corporation's compensation program is designed to attract and retain highly qualified executive officers and managers and to motivate them to maximize the Corporation's earnings and shareholder returns. The Corporation's executive and key personnel compensation consists of two principal components:
(i) cash compensation, consisting of a base salary and, in certain cases, commissions on sales to clients and/or a bonus which is based upon the Corporation's operating performance, and (ii) stock options. Stock options are intended to encourage key employees to remain employed by the Corporation by providing them with a long-term interest in the Corporation's overall performance as reflected by the performance of the market for the Corporation's Common Shares.

         The compensation of executive officers of the Corporation, other than the chief executive officer ("CEO"), is established annually by the CEO in consultation with the Compensation Committee, subject to the provisions of any applicable employment agreements. See "Executive Compensation--Employment Agreements." In establishing the compensation of executive officers, various factors are considered, including the executive officer's individual scope of responsibilities, the quality of his or her performance in discharging those responsibilities and the financial performance of the Corporation as a whole.

CEO COMPENSATION

         The CEO's minimum annual base salary has been established pursuant to an employment agreement which was executed on December 13, 1996. In fiscal 1996, the CEOs compensation included base salary, a bonus and stock option awards which were determined by the Board of Directors based upon its perception of the individual performance of the CEO and the performance of the Corporation as a whole. No particular weight was given by the Board of Directors to any particular factor in its evaluation of each component of the CEO's compensation for fiscal 1996. In 1997, the CEO's base salary will be as set forth in his employment agreement (see "Executive Officers--Employment Agreements") and his bonus and commissions, if any, will be determined by the Compensation Committee based upon the foregoing factors.

                                Richard C. Schilg
                                Kevin T. Costello
                               William W. Johnston
                               Charles F. Dugan II
                                  Paul M. Cash
                                  M. R. Swartz



           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Mr. Schilg is Chairman of the Board of Directors, President and Chief Executive Officer of the Corporation. Mr. Costello is Senior Vice President of Operations and Chief Operating Officer of the Corporation. Messrs. Johnston and Dugan are Secretary and Assistant Secretary, respectfully, of the Corporation. Messrs. Cash and Swartz are not corporate employees of the Corporation. During fiscal 1996, Messrs. Johnston and Dugan received fees for legal services provided to the Corporation in the amounts of $68,892 and $54,656, respectively, and Mr. Cash received fees for consulting services provided to the Corporation in the amount of $11,040.

         During fiscal 1996, Mr. Schilg personally guaranteed the Corporation's performance of its obligations under its credit facility with a bank. No amounts are currently owed by the Corporation under such credit facility. In 1997, the bank released Mr. Schilg from such guaranty.

         Each of Messrs. Johnston, Dugan and Cash have entered into a standard client agreement with the Corporation pursuant to which each of them is both a client and a worksite employee of the Corporation. The Corporation has provided, and expects to continue to provide, professional employer organization services to such individuals upon terms and conditions no more favorable to such individuals than those generally provided to the Corporation's other clients.


                                PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return on the Corporation's Common Shares from December 10, 1996 (the date the Corporation became a public company), until December 31, 1996, with the cumulative total return of (a) the NASDAQ Stock Market-US Index and (b) the S&P MidCap Commercial Services Composite Index. The graph assumes the investment of $100 in the Corporation's Common Shares, the NASDAQ Stock Market-US Index and the S&P MidCap Commercial Services Composite Index. The initial public offering price of the Corporation's Common Shares was $12.00 per share and the closing price of the shares on the first day of trading was $12.25.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
            AMONG THE CORPORATION, THE NASDAQ STOCK MARKET - US INDEX
             AND THE S&P MIDCAP COMMERCIAL SERVICES COMPOSITE INDEX

                              [Graph inserted here]



--------------------------------------------------------------------------------------------------------------------------
                                                              December 10, 1996              December 31, 1996
--------------------------------------------------------------------------------------------------------------------------
TEAM America Corporation                                                 100.00                         94.79
--------------------------------------------------------------------------------------------------------------------------
NASDAQ Stock Market - US Index                                           100.00                         98.36
--------------------------------------------------------------------------------------------------------------------------
S&P MidCap Commercial Services Composite Index                           100.00                         98.34
==========================================================================================================================




                              CERTAIN TRANSACTIONS


         For a discussion of certain business relationships and transactions between the Corporation and each of Messrs. Schilg, Johnston, Dugan and Cash, see "Compensation Committee Interlocks and Insider Participation."

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP has acted as independent certified public accountants of the Corporation for fiscal 1996. Arthur Andersen LLP is expected to have a representative present at the Annual Meeting who may make a statement, if desired, and will be available to answer appropriate questions.

                              SHAREHOLDER PROPOSALS

         In order for shareholder proposals to be considered for presentation at the 1998 Annual Meeting of Shareholders, such proposals must be received by the Corporation at its principal executive offices not later than January 12, 1998.

         The Corporation's Amended and Restated Regulations (the "Regulations") provide that shareholder nominations for election as Directors may be made in compliance with certain advance notice, informational and other applicable requirements. In order to be considered, a shareholder's notice of Director nomination must be delivered to or mailed and received by the Secretary of the Corporation at 110 E. Wilson Bridge Road, Worthington, Ohio 43085 not less than 60 or more than 90 days prior to the Corporation's Annual Meeting; provided, however, that in the event that less than 75 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 15th day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made. The Corporation's Annual Meeting will generally be held in May of each year. A shareholder's notice of Director nominations must contain certain information required by the Regulations and must be accompanied by the written consent of each proposed nominee to serve as a Director of the Corporation, if elected. Copies of the Regulations are available upon request made to the Secretary of the Corporation at the above address. The requirements described above do not supersede the requirements or conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Corporation's proxy materials for a meeting of shareholders.

                                  OTHER MATTERS

         As of the date of this statement, the Board of Directors knows of no other business that will come before the Annual Meeting. Should any other matter requiring the vote of the shareholders arise, the enclosed proxy confers upon the proxy holders discretionary authority to vote the same in respect to the resolution of such other matters as they, in their best judgment, believe to be in the best interest of the Corporation.

         SHAREHOLDERS ARE URGED TO FORWARD THEIR PROXIES WITHOUT DELAY. A PROMPT RESPONSE WILL BE GREATLY APPRECIATED.

                                       By Order of the Board of Directors

                                       /s/ Richard C. Schlig

                                       RICHARD C. SCHILG
                                       Chairman of the Board of Directors,
                                       President and Chief Executive Officer

May 9, 1997

                            TEAM AMERICA CORPORATION

                ANNUAL MEETING OF SHAREHOLDERS -- JUNE 11, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard C. Schilg, Kevin T. Costello and Michael
R. Goodrich, and each of them, Proxies, with power of substitution to each, for and in the name of the undersigned to vote, as designated below, all the Common Shares of TEAM America Corporation held of record by the undersigned as of May 9, 1997 at the Annual Meeting of Shareholders to be held on June 11, 1997 or any adjournment thereof.

   1. ELECTION OF DIRECTORS FOR all nominees listed below
      (except as marked to the contrary below)    [ ]         WITHHOLD AUTHORITY to vote for all nominees listed
                                                              below    [ ]

                Paul M. Cash, William W. Johnston and M.R. Swartz.

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

   -----------------------------------------------------------------------------

   2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.
                   Continued, and to be signed on other side)

PROXY NO.                                                                 SHARES
                        (Continued from the other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS BY THE NOMINEES NAMED IN THE PROXY STATEMENT AND ACCORDING TO THE JUDGMENT OF THE PROXIES WITH RESPECT TO PROPOSAL 2 OR ANY ADJOURNMENT THEREOF.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 12, 1997. Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign.

                                             Date:                        , 1997
                                                  -----------------------

                                             -----------------------------------

                                             -----------------------------------
                                                         (Signature)

                                             (When signing as attorney, as
                                             executor, administrator, trustee or
                                             guardian, please give full title as
                                             such. If a corporation, please sign
                                             in full corporate name by President
                                             or other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.)

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                                   Proxy Card